Serramonte Center Daly City, CA
INVESTOR DAY
May 14, 2012
ABOVE
EQUITY ONE

Exhibit 99.1

FORWARD LOOKING STATEMENTS
Certain matters discussed by Equity One in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in the states in which Equity One owns properties; the continuing financial success of
Equity One’s current and prospective tenants; the risks that Equity One may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; the extent to which continuing supply constraints occur in geographic markets where Equity One owns properties; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; changes in Equity One’s credit ratings; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.
This presentation also contains non-GAAP financial measures, including Funds from Operations, or
FFO. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in Equity One’s quarterly supplemental information package and in filings made with the SEC which are available on its website at www.equityone.net.

TODAY’S GOALS 1. Meet our board of directors and leadership team 2. Evaluate our strategy 3. Tour our properties 3

BOARD OF DIRECTORS CHAIM KATZMAN - Chairman DORI SEGAL - Vice Chairman JIM CASSEL CYNTHIA COHEN DAVID FISCHEL NEIL FLANZRAICH NATHAN HETZ PETER LINNEMAN JEFF OLSON 4

LEADERSHIP TEAM
JEFF OLSON -
CEO
TOM CAPUTO -
President
MARK LANGER -
CFO
MIKE BERFIELD -
EVP, Development
ARTHUR GALLAGHER -
President, Florida Region
LAUREN HOLDEN -
EVP, Investment Management
JOSHUA KAGAN -
President, Northeast Region
AARON KITLOWSKI -
General Counsel
BOB MITZEL -
President, Southeast Region
JEFF MOOALLEM -
President, Western Region
TANYA SAFFADI -
VP, Human Resources
ANGIE VALDES -
Chief Accounting Officer

Improving retail real estate in urban communities 6

WHY URBAN? Demographics and density Older properties Supply constraints . 7

EQUITY ONE IS ON THE MOVE…THEN VS. NOW
As of Mar 31, 2012 As of Dec 31, 2008
Fair Value ($M) % FV Fair Value ($M) % FV
South Florida $977 29% $1,007 43%
California $732 22% $0 0%
Northeast $736 22% $168 7%
Central/North Florida $374 11% $525 22%
Atlanta $271 8% $297 13%
Other $258 8% $368 15%
Total $3,348 100% $2,365 100%
As of Mar 31, 2012 As of Dec 31, 2008
3-mile population 153,550 82,368
3-mile household income $92,794 $72,878
Grocery sales per sq.ft $526 $406
(1) Data includes acquisitions & dispositions under contract as of 03/31/12 . Excludes land and non-core assets not associated with retail centers.
(2) Demographic data weighted on estimated fair market value of assets

Demographic Quality of Assets
(2)
Asset Composition by Region
(1)

FINANCIAL GOALS 3% NOI growth $150 million per year in development and redevelopment at an 8-10% return 6 - 7% annual NAV growth per share 9

NOI GROWTH Contractual rent steps Below market leases Increase in percentage rent Increase in occupancy Expense control 10

DEVELOPMENT AND REDEVELOPMENT $183 million under construction Over $100 million in shadow pipeline (primarily Serramonte and the Bronx development site) 11

OTHER REDEVELOPMENT OPPORTUNITIES
THE WILLOWS
Concord, CA
POTRERO CENTER
San Francisco, CA
CULVER CENTER
Culver City, CA
LOEHMANN’S at 7
TH
AVE. & W. 16
TH
ST.
New York, NY
YOUNG CIRCLE
Hollywood, FL
SHOPPES OF OAKBROOK
Palm Beach Gardens, FL
CAMBRIDGE STAR MARKET
Cambridge, MA
QUINCY STAR MARKET
Quincy, MA
PIEDMONT PEACHTREE CROSSING
Atlanta, GA
POST ROAD PLAZA
Darien, CT
DANBURY GREEN
Danbury, CT

13 APPENDIX

APPENDIX
New York Metropolitan Region
10 shopping centers with a fair value of $441 million
2 developments in progress at an estimated total cost of $183 million
Operating properties are 98% occupied
Grocery stores generate nearly $1,300/ft in annual sales
1. Westbury Plaza, Westbury, NY
October 2009 – Acquired Westbury Plaza for $104 million, reflecting an 8%
capitalization rate
Center is approximately 400,000 sf, anchored by Costco and Walmart
Center generates in excess of $500 million in annual sales
Recently relocated Thomasville Furniture from adjacent development site to take the second story of former Borders space
2. The Gallery at Westbury Plaza, Westbury, NY
November 2009 - Acquired 22 acres of un-entitled land
November 2010 - Completed entitlements and commenced construction
September 2012 – Grand Opening
Anchored by Saks Fifth Avenue OFF 5th, Bloomingdale’s Outlet, Nordstrom Rack, The
Container Store, Trader Joe’s, SA Elite
Expected costs, net: $134 million

APPENDIX
2. The Gallery at Westbury Plaza, Westbury, NY (cont’d)
Expected unleveraged return: 10%
Our basis in Westbury Plaza and The Gallery at Westbury Plaza will approximate $240 million, with an expected unleveraged yield of 9.2%.
3. Broadway Plaza, Bronx, NY
April 2012 – Entered into contract with the New York City Economic Development
Corporation to acquire a development site in the Bronx, NY on 230 th
Street and
Broadway.
Site is directly off the Major Deegan Expressway (I-87) and is one block from the 231 st
Street subway station.
Prior owners struggled to develop. City took space back from previously designated developer and issued new RFP in late summer of 2011
City’s primary goal was to designate a firm that had a strong balance sheet and relationships with national tenants to ensure project would satisfy community needs
Completed approval process and expect to close in June 2012
3 mile population density – 850,000 people
Development plan: 130,000 sf 2-story big box center
Site is fully entitled for intended use
Construction should commence in January 2013
Expected investment: $50 million

APPENDIX
4. 90-30 Metropolitan, Queens, NY
August 2011 – Acquired 90-30 Metropolitan for $28.8 million
Intersection of Woodhaven and Metropolitan, two of the main thoroughfares
Adjacent to Forest Hills, one of the most affluent areas in Queens
Center is anchored by Trader Joe’s, Staples and Michael’s
Only Trader Joe’s in Queens and located in area that is almost entirely residential
3 mile population – 950,000 people
Contractual rent increases should provide solid NOI growth
Chronic vacancy of 3,600 sf space being reconfigured and is now leasable.
5. 161 West 16
th
Street, NY, NY
May 2011 – Acquired 161 West 16 Street for $55 million
57,000 sf building leased to Loehmann’s
Irreplaceable asset given location, size, zoning, and history
Chelsea is unique; significant deals over past year (Google acquisition, expansion of
Chelsea Marketplace) speak to the desirability of the neighborhood as office, retail, and residential market
Less than $1,000/ft for retail condominium is good value given recent sales
Former location of the original Barney’s New York
Lease expires in 2016 with no options remaining
Contract rent is $25/ft; EQY believes market rent is 4x greater th

APPENDIX
6. 1175 Third Avenue, NY, NY
25,000 sf building leased to Food Emporium, a division of A&P
Contract rent is $40/ft; Market is 4x greater
Grocery operation is entirely on basement level, providing opportunity to reposition grade level space.
7. Darinor, Norwalk CT
Under contract to acquire Darinor for $36 million
Center is anchored by Kohl’s, Old Navy and Party City
Kohl’s pays a fraction of market rent at $4.72/ft
Situated on the primary retail corridor for big box retail in Fairfield County
Severely supply constrained area; big boxes regularly take atypical sites/formats in order to penetrate market
Average household income of $128,000 within 3 miles
8. Post Road Plaza, Darien, CT
March 2012 – Acquired Post Road Plaza for $12.7 million
Center is anchored by Trader Joe’s and Orvis
Barriers to entry essentially prevent new grocery competition in the market
Average household income of $155,000 within 3 miles

September 2010 – Acquired 1175 Third Avenue for $21 million

APPENDIX
8. Post Road Plaza, Darien, CT (cont’d)
Bank lease expires in July 2013 with no options. Second largest depository base in community. Lease is significantly below market.
9. Compo Acres Shopping Center, Westport, CT
March 2012 – Acquired Compo Acres Shopping Center for $30.3 million
Center is anchored by Trader Joe’s
Average household income of $212,000 within 3 miles
Located on the Post Road, the main retail corridor in Fairfield County
March 2010 – Acquired Copps Hills Plaza for $33.4 million
Anchored by Kohl’s and Stop & Shop
Kohl’s pays $2.40/ft in rent, lease runs out of options in 2021
High volume Stop & Shop, closest grocery anchored center is 7 miles away
High barriers to entry
Average household income of $172,000 within 3 miles

10. Copps Hill Plaza, Ridgefield, CT

APPENDIX
11. Danbury Green
October 2011 – Acquired Danbury Green for $44 million (60% interest through a joint venture)
Anchored by Trader Joe’s, Staples, Starbucks, Rite Aid and DSW
Very strong tenant sales
Average household income of $118,000 within 3 miles
Opportunities to take back below market leases, expand Trader Joe’s, add in-line GLA, and create outparcel(s).
12. Southbury Green
October 2011 – Acquired Southbury Green for $48.9 million (60% interest through a joint venture)
Anchored by Shop Rite and Staples
Tenant lineup includes upscale retailers such as Victoria’s Secret, The Gap, Joseph A.
Bank, Ann Taylor Loft, Chico’s and Coldwater Creek.
Average household income of $101,000 within 3 miles
There may be an opportunity to create an outparcel or purchase adjacent land for future expansion.
Located directly off I-84, resulting in ability to draw from a larger trade area

APPENDIX
San Francisco Bay Area
4 shopping centers with a fair value of approximately $504 million
Redevelopment opportunities at Serramonte, The Willows and Potrero
Properties are 97% leased
1. Serramonte Center, Daly City, CA
January 2011 – Acquired as part of the Capital and Counties transaction
850,000 sf regional mall built in 1968, last expanded in 1972
Anchored by Target, JC Penney, and Macy’s
Only 850,000 sf on 80 acres with nearly 6 parking spaces per 1,000 sf of GLA;
Serramonte is the “hole in the donut” with the surrounding density
The Property’s greatest asset has been ignored - 2,400 linear feet along I-280; nearly ½
a mile of unused frontage for 250,000 VPD; great visibility from other major roads as well
The first step has been a re-tenanting (H&M, JCP, Crunch Fitness, Foreign Exchange);
Actual occupancy has gone from 84.9% in January 2011 to 96.9% today

APPENDIX
1. Serramonte Center, Daly City, CA (cont’d)
Next phase for Serramonte will be a new anchor tenant on the west side
Our Phase I also may include grocery, entertainment, pharmacy, big box and restaurant uses as well as improvements to the interior and exterior of the mall
Longer term, we see residential opportunities and future phases of retail development in perimeter parking and land areas
2. Potrero Center, San Francisco, CA
March 2012 – Acquired Potrero for $111 million
Center is anchored by Safeway, Ross, and Petco. Sales are amongst the highest in their respective chains.
Situated in the Mission District, 2 miles from the center of the city.
Unique - Suburban design in an urban location –perhaps the only grocery anchored shopping center in San Francisco with free, surface parking and a lineup of necessity-
based retailers.
Impossible to replace - City’s widespread prohibition against “chain” retail and traditional parking fields will keep the property uniquely positioned and in great demand.

APPENDIX
2. Potrero Center, San Francisco, CA (cont’d)
Outstanding demographics of 492,000 people and $105,000 average household income within a 3 mile radius, eclectic part of the City; 16
th
Street is one of the major east-west
thoroughfares
Long term upside comes from the neighborhood – hottest part of the City for residential development, “tech” office product, and job creation (Mission Bay)
City has already granted increased density zoning to the property to incentivize a more urban development; development climate is ripe
3. Plaza Escuela, Walnut Creek, CA
January 2011 – Acquired as part of the Capital and Counties transaction
Anchored by The Cheesecake Factory, The Container Store, Forever 21, and SA Elite
153,000 sf located in one of the most desirable retail trade areas in the country;
$120,000 average household income
Actual occupancy was 80.4% when we acquired the property in January 2011; it is now
99.3%
With expansion of adjacent Broadway Plaza underway, area will see short term shortage of supply and long term rent appreciation from increased sales

APPENDIX
4. The Willows, Concord, CA
January 2011 – Acquired as part of the Capital and Counties transaction
Anchored by REI, Old Navy and Cost Plus
Site is bordered by 3 major freeways and a Taubman mall
Redevelopment opportunity

APPENDIX
Los Angeles Metropolitan Region
4 centers with a fair value of $194 million
Grocers generate $535/ft
Properties are 97% leased
1. The Circle Centers – Ralphs Circle Center, Vons Circle Center and Circle Center
West
Acquired in March and July 2011
Extremely dense and supply constrained trade area – 250,000 people within 3 miles
(average household income of $78,000)
263,000 sf with 5 anchors – Von’s, Ralph’s, CVS, Rite-Aid and Marshalls
Long term appreciation is the key here – anchors roll starting in 2016 and all are under-
market with strong sales
Von’s rent increases by 20% in August 2012
Ross’ rent increases by 50% in August 2012 and another 50% in August 2017. Very high sales and low single digit rent. Lease expires in 2022.
Marshall’s – low double digit rent, market is nearly double. Lease expires in 2016
Rite-Aid – low double digit rent, market is nearly double. Lease expires in 2016
Ralph’s – single digit rent, bumps to fair market value in 2025.

APPENDIX
2. Culver Center, Culver City, CA
November 2011- Acquired Culver City for $115 million
226,000 sf anchored by Ralph’s, Best Buy and LA Fitness and sandwiched in between
NFL Network and Sony Movie Studios in Culver City, west Los Angeles
Fronting on three major streets (Venice, Washington and Overland) with great freeway access and local commuter traffic
Demand far exceeds supply at Culver Center – anchor and junior anchor leases all below market (Best Buy, O’Reilly) and would be value-add opportunities if we got space back
As leases roll, development and increased density become more likely
We are 100% occupied here and have already seen great success in renewing existing tenants at significantly higher rents

APPENDIX
South Florida
49 shopping centers with a fair value of $977 million
9 centers in 4 concentrated markets represent nearly 50% of the value –
Aventura, Hollywood, Bird Road Corridor and Palm Beach Gardens.
92% leased
Grocers generate $619/ft in annual sales
1. Aventura Square, Aventura, FL
October 2011 – Acquired Aventura Square for $55.5 million
Adjacent to the Aventura Mall, one of the most productive malls in the United States
Anchored by Bed Bath & Beyond, DSW, Old Navy and Babies R Us
Very high sales volumes. Anchor rents are 50% below market
170,000 people within 3 miles
Near term expirations provide visibility for recognizing significant NOI growth. Old Navy expires with no options in 2014 and DSW in 2018
2. Shops at Skylake, North Miami Beach, FL
1996 – Acquired Shops at Skylake, formerly an enclosed mall
Redeveloped site in three phases from 1998-2005
Anchored by Publix, TJ Maxx and LA Fitness
202,000 people within 3 miles

APPENDIX
2. Shops at Skylake, North Miami Beach, FL (cont’d)
Only major retail site between I-95 and US-1 on Miami Gardens Drive, one of the busiest thoroughfares in northern Dade County
One of the most productive Publix stores in the chain
McDonald’s initial term expired in 2010 and we renewed them at a rental rate that was double their expiring rent
Blockbuster closed in 2011 and we were able to sign a lease with Starbucks for approximately double the per square foot rate Blockbuster was paying
In late 2009, we acquired an adjacent gas station pad and signed a ground lease with
TD Bank, generating a double digit return on cost
3. Young Circle, Hollywood, FL
2005 – acquired Young Circle
66,000 sf Publix anchored center
In the heart of Hollywood’s downtown redevelopment district, just 1.5 miles from the beach
Directly in front of our center, the City has completed its ArtsPark, including an amphitheater for performing arts
Site includes air-rights for its long term redevelopment potential which allows multi-level retail and residential components

APPENDIX
4. Sheridan Plaza, Hollywood, FL
2003 – acquired Sheridan Plaza
510,000 sf center anchored by Publix, Kohl’s, Bed Bath & Beyond, Ross, Office Depot
and LA Fitness
140,908 people within 3 miles
One of the most productive Publix stores in the chain
NOI has grown by 36% since 2003 with minimal cost
2004 - converted a call center to LA Fitness
2006 – replaced an old AMC theater with a new 2-story Kohl’s on a ground lease
2008 – created an outparcel for TD Bank
5. Shoppes of Oakbrook
2001 – acquired Shoppes of Oakbrook
200,000 sf dominant Publix-anchored center located at one of the best intersections in
Palm Beach County – PGA Boulevard and US1
Anchored by Publix, CVS, Basset Furniture and Steinmart
Center generates high anchor sales volumes
To the east, this intersection serves as the entrance to Singer Island and Lost Tree, two upscale ocean front neighborhoods
Average incomes in the surrounding one mile are in excess of $124,000
Long-term redevelopment project

APPENDIX

6. Prosperity Centre, Palm Beach Gardens, FL
2001 – acquired Prosperity Center
122,000 sf center at the corner of PGA Boulevard and the Intracoastal Waterway
Anchored by Bed Bath & Beyond, CVS, TJ Maxx, and Office Depot
Retail demand is very high at this intersection, and each of the four anchor tenants generate exceptional sales volumes
Possible opportunity to downsize Office Depot.
We own a small vacant office building on the corner and some excess land behind the center which affords future redevelopment potential
7. West Bird
2010 – acquired West Bird Plaza
Publix and CVS are highly productive and would welcome expansion opportunities in the future
Both anchors are significantly below market
Over 200,000 people live within 3 miles

APPENDIX
8. Concord Shopping Center
2007 – acquired Concord Shopping Center and contributed to CalPERS joint venture in
2008
Over 200,000 people live within 3 miles
Winn Dixie is under construction with a  self funded multi-million “Transformational
Remodel” of their store which will open in the summer of 2012. According to Winn-Dixie, these remodels have improved their sales by over 30%
In 2007, we acquired an adjacent Texaco gas station and executed a ground lease with
TD Bank
9. Bird Ludlum
1994 – acquired Bird Ludlum
192,000 sf Winn-Dixie, CVS anchored center located on the border of Coral Gables and
South Miami
Strong demographics - 163,408 people within 3 miles
Has historically been one of Winn-Dixie’s top performing stores in its chain
Center offers near and long term opportunities for NOI growth, including a 7,000 second story space that was recently leased at a 30% cash rent spread. There are a number of below market rents throughout the property

APPENDIX
Boston Metropolitan Region
7 shopping centers with a value of $142 million
Most of the Boston properties were acquired in a portfolio transaction in 2004
5 are freestanding NNN leases with Shaw’s, Star Market and Whole Foods
Shaw’s/Star Market are only allowed 3 liquor licenses in MA – We have 2 of them
– Cambridge and Quincy
Grocery stores generate approximately $400/ft in sales
Portfolio is 99% leased
1. Cambridge Star Market, Cambridge, MA
Site was originally built in 1935
Demographics are strong: 358,000 people within 3 miles
Potential redevelopment site
2. Quincy Star Market, Quincy, MA
Strong demographics – 127,087 people within 3 miles
Submarket undergoing significant large scale redevelopment
Star Market is oversized at 100,741 sf – potential opportunity to recapture space and lease at higher rates to complementary users
Potential redevelopment site

APPENDIX
3. West Roxbury Shaw’s Plaza, West Roxbury, MA
76,316 sf neighborhood center anchored by Shaw’s Supermarket
West Roxbury is in the city of Boston proper, 1 of 5 neighborhoods in the city
Strong demographics with 134,000 people living within 3 miles
Located on primary retail artery within the neighborhood
Little proximate competition, with essentially one competing grocer in the market

APPENDIX
Atlanta
21 shopping centers with a fair value of $274 million
Nearly 50% of the value is comprised of three centers in Buckhead, Atlanta’s most affluent community
Buckhead is the shopping mecca of the southeast with retail sales of over $1 billion a year, anchored by Phipps Plaza and Lennox Mall
Grocery stores generate approximately $568/ft in sales
1. Chastain
December 1997 – acquired Chastain Square
Located in North Buckhead
Center was developed in 1981 and continues to be one of the most dominant and desirable centers of its type in the area
Only conventional grocer in the immediate trade area and Publix sales are exceptional
The center is surrounded by single and multi-family residential, schools and churches.
The daytime population of 288,011 within 5 miles and an average household income of
$154,000 within 3 miles add to its desirability for many local tenant and smaller chain operators

APPENDIX
2. Piedmont Peachtree Crossing
2007 – Acquired Piedmont Peachtree
Kroger recently performed a multi-million dollar renovation with its Fresh Fare concept
Kroger’s lease is well below market and runs out of options in 2020
Demographics are exceptional with a daytime population of just under 350,000 within 5 miles, a residential population of over 105,000 within 3 miles and an average household income of $131,000
Long term goal is a vertical redevelopment to include retail, office, and residential
3. Buckhead Station
2007 – Acquired Buckhead Station
233,739 sf power center located in the heart of Buckhead
Offers excellent accessibility, visibility and exposure to both Georgia 400 and the
Buckhead Loop.
Anchored by TJ Maxx, DSW, Nordstrom Rack, Toys R Us, Old Navy, Ulta and Bed Bath
& Beyond